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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 31, 1999


                            PINNACLE HOLDINGS INC.
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            (Exact name of registrant as specified in its charter)


        Delaware                       0-24773                   65-0652634
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


         1549 Ringling Boulevard, Third Floor Sarasota, Florida 34236
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             (Address of principal executive offices)   (Zip Code)


     Registrant's telephone number, including area code:   (941) 364-8886


                                      N/A
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         (Former name or former address, if changed since last report)
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   This Report on Form 8-K contains forward-looking statements within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on the Registrant's current expectations. Statements contained herein that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions described above. Future events and actual results are subject to a number of risks and uncertainties and could differ materially from those currently anticipated or desired as a result of a number of factors, including, the effect of the substantial indebtedness and the Registrant's ability to service such indebtedness; the Registrant's dependence upon successfully identifying, consummating and integrating acquisitions; a significant portion of the Registrant's revenues coming from a limited number of customers; fulfilling the Registrant's anticipated capital needs for future acquisition and construction activity; business conditions and growth in the wireless communications industry; the impact of competition from the Registrant's competitors; and other risks and uncertainties, some of which have been or will be identified from time to time in the Registrant's reports filed with the Securities and Exchange Commission. Additional discussion of these factors effecting the Registrant's business and prospects is contained in the Registrant's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on any forward-looking statements contained herein, which speak only as of the date hereof. The Registrant undertakes no obligation to publicly update or revise such forward-looking statements.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

   On June 29, 1999, Pinnacle Towers Inc., a Delaware corporation and wholly owned subsidiary of the Registrant, entered into an Agreement for Purchase and Sale of Assets (as amended, the "Agreement") with Motorola, Inc. ("Motorola") to acquire approximately 1,858 communications sites, including approximately 499 owned sites, 526 managed sites and 833 leased sites for an aggregate purchase price of approximately $255 million in cash and stock, plus fees and expenses. The purchase price was determined through arms-length negotiations by the parties. The acquisition was completed on August 31, 1999. The acquired Motorola communications sites are largely clustered in urban areas throughout the United States and Canada with over 50% of the owned sites overlapping with the Registrant's existing communications site portfolio. Prior to this acquisition, Motorola leased space on these communications sites to third-party wireless communications providers, which leases were assumed by the Registrant in the acquisition. The Registrant intends to integrate these communications sites into its rental site business by continuing to lease space on these communications sites to existing tenants and by leasing space to other third-party wireless communications providers. The Registrant believes that its acquisition of the Motorola communications sites will enhance its ability to offer its customers attractive tower clusters in high growth markets and transportation corridors. In addition, the managed sites will enable the Registrant to provide its customers urban rooftop sites such as the World Trade Center in New York, Sears Tower in Chicago and the Allied Bank Building in Houston. The Registrant believes these sites will allow it to further diversify its customer base by providing it with an inventory of high altitude sites in urban areas. The Registrant is taxed as a Real Estate Investment Trust ("REIT") for federal income tax purposes. The federal tax rules and regulations relating to REITs limit the Registrant's ability to own and derive income from certain types of assets. The Registrant is considering disposing of at least a portion of the rooftop communications sites it acquired from Motorola in order to minimize the risk that the ownership of or income from such assets might negatively affect the Registrant's qualification as a REIT. Among the actions being considered by the Registrant is the transfer of such assets to a corporation in which the Registrant will own substantially all of the equity interests in such corporation, substantially all of which shall be in the form of non-voting, convertible preferred stock, with the Registrant agreeing to provide certain management and other services to such corporation. Certain members of management of the Registrant will likely own more than 90% of the voting stock of such corporation, which would represent a very limited portion of the overall equity capital of the corporation.

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   The transaction was funded with borrowings under the Registrant's senior credit facility with Bank of America, N.A. and the issuance of 418,520 shares of common stock of the Registrant to Motorola, valued at $10.0 million. The shares of common stock issued to Motorola have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States by Motorola absent registration or an applicable exemption from the registration requirements. In connection with the issuance of the shares of common stock to Motorola, the Registrant and Motorola entered into a registration rights agreement dated as of August 31, 1999 (the "Registration Rights Agreement"), pursuant to which, if the Registrant proposes to register its common stock under the Securities Act for sale to the public for its own account prior to one year from the date of the Registration Rights Agreement, then the Registrant is required to give notice thereof to Motorola and to offer to include the shares of common stock issued to Motorola in such registration, subject to certain conditions and limitations. The Registrant is generally required to bear the expenses of such registration, except underwriting discounts and commissions and legal fees and expenses of counsel to Motorola.

   The foregoing is subject to the actual provisions of the Agreement and the Registration Rights Agreement, which are incorporated herein by reference.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        It is impracticable to provide the financial statements relative to the acquired business described in Item 2 at the time this report on Form 8-K is filed. The Registrant intends to file the required financial statements as soon as practicable, but no later than 60 days from the date of this filing.

    (b) PRO FORMA FINANCIAL INFORMATION.

        It is impracticable to provide the pro forma financial information relative to the acquired business described in Item 2 at the time this report on Form 8-K is filed. The Registrant intends to file the required pro forma financial information as soon as practicable, but no later than 60 days from the date of this filing.

    (c) EXHIBITS.

    Exhibit Number                          Description
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         2.1          Agreement for Purchase and Sale of Assets dated June 25,
                      1999 between Pinnacle Towers Inc. and Motorola, Inc.*

         2.2 Amendment to Agreement for Purchase and Sale of Assets dated as of August 31, 1999 between Pinnacle Towers Inc. and Motorola, Inc.

         4.1 Registration Rights Agreement dated as of August 31, 1999 between the Registrant and Motorola, Inc.

        23.1 Consent of KPMG LLP, independent certified public accountants.+

        *Incorporated by reference to the Registrant's Registration Statement on Form S-3 (SEC File No 333-82273), as amended, filed with the Securities and Exchange Commission on July 2, 1999.

        +To be filed by amendment.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PINNACLE HOLDINGS INC.
                            (Registrant)

                            By:  /s/ Steven R. Day
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                               Steven R. Day, Chief Financial Officer,
                               Vice President and Secretary

                            Date:  September 14, 1999

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